                                                                 Exhibit 13(b)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Leuthold Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR/A of the Leuthold Funds, Inc. for the year ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR/A fairly presents, in all material respects, the financial condition and results of operations of the Leuthold Funds, Inc. for the stated period.

/s/ John Mueller		/s/ Glenn Larson
John Mueller		Glenn Larson
President/Principal Executive Officer		Treasurer/Principal Financial Officer
Leuthold Funds, Inc.		Leuthold Funds, Inc.

Dated:	April 12, 2023	Dated:	April 12, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Leuthold Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934